   1   SLABS Participation Agreement    SLABS PARTICIPATION AGREEMENT      This SLABS Participation Agreement (the “Agreement”) is made and entered into as of   the 5th day of May, 2020, by and between National Education Loan Network, Inc., a Nebraska   corporation, and its affiliates and subsidiaries (collectively, “Nelnet”), and Union Bank and Trust   Company, a Nebraska banking corporation and trust company, solely in its capacity as trustee of   various grantor trusts known as Short Term Federal Investment Trusts or other grantor trusts   (“UBATCO”).       WITNESSETH:      WHEREAS, Nelnet is or will be the owner of asset backed securities issued by entities   other than Nelnet (collectively, the “SLABS”) in the form of bonds or notes collateralized by   Federal Family Education Loan Program student loans or interests therein (“Eligible Loans”)   guaranteed and reinsured to the maximum extent permitted pursuant to the Higher Education Act   of 1965, as amended, and all regulations and rules promulgated thereunder (the “Act”), and title   to such Eligible Loans is held by an eligible lender trustee as required under the Act;      WHEREAS, Nelnet desires to sell, and UBATCO desires to purchase, an undivided   participation interest in Nelnet’s beneficial interest in certain of the SLABS on the terms and   conditions hereinafter set forth.      NOW, THEREFORE, in consideration of the mutual promises contained herein, the   parties hereto agree as follows:       I. PURCHASE OF PARTICIPATION INTEREST IN SLABS      Section 1.01. Purchase of Participation Interests.      A. Nelnet shall sell (or cause to be sold), and UBATCO shall   purchase, a participation interest in that portion of the SLABS which is   collateralized by the fully guaranteed portion of the Eligible Loans with an   aggregate unpaid principal balance in increments of $100,000.00 (unless   otherwise agreed by the parties hereto), up to a maximum aggregate total of up to   $100,000,000.00, or such total as the parties may otherwise mutually agree upon   from time to time. UBATCO shall pay to Nelnet or its designee the purchase price   of the participation interest to be sold herein, and such purchase price shall be   equal to the lesser of (i) one hundred percent (100%) of the pro rata portion of the   unpaid principal balances and accrued and unpaid interest thereon of the SLABS   as described in the participation certificate with respect to such SLABS, (ii) the   valuation determined by a third party valuation agent mutually agreed upon and   designated by the parties, or (iii) such other price as may be negotiated between   the parties based on the mutually agreed upon value of the interests in the   SLABS. The participation interest described herein shall include the securities   related to the SLABS, related bonds, promissory notes, offering memoranda,   CUSIP records or documents, and reports received by or on behalf of Nelnet in   connection with the SLABS. The participation interest purchased by UBATCO   DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   2   SLABS Participation Agreement   shall represent a participation interest in each of the individual SLABS   specifically identified in the participation certificate with respect thereto;   UBATCO is not purchasing an interest in any fungible group of SLABS. The   purchase price shall be paid by wire transfer of immediately available funds from   UBATCO to Nelnet. Unless UBATCO gives prior written consent, any portion of   the SLABS in respect of Eligible Loans pledged as collateral to secure payment of   the SLABS, which is not guaranteed under the risk sharing provisions of the Act,   shall be retained by Nelnet and shall not be participated to UBATCO hereunder. It   is acknowledged that UBATCO will not purchase any participation interest in its   own right, but rather only in its capacity as trustee on behalf of various grantor   trusts.      B. The sale and purchase of SLABS participations under this   Agreement shall be without recourse against Nelnet. Nelnet and UBATCO   acknowledge and agree that this Agreement results in a pro rata sharing of credit   risk proportionate to the respective interests of Nelnet and UBATCO in the   SLABS, both before and after any defaults with respect to such SLABS or the   Eligible Loans pledged as collateral to secure payment of the SLABS.      Section 1.02. Participation Certificates. On the date of the first sale of a participation   interest with respect to a portfolio of SLABS, or thereafter as mutually agreed to by the parties,   Nelnet shall execute and deliver (or shall cause to be executed and delivered) to UBATCO a   participation certificate substantially in the form marked as Exhibit “A,” attached hereto and   incorporated herein by this reference, evidencing a participating equitable ownership interest in   the SLABS in that particular portfolio. Nelnet shall deliver or cause to be delivered to UBATCO   in addition to the executed original of Exhibit “A” a schedule of the securities identifying such   SLABS comprising the portfolio, title to which shall be retained by or on behalf of Nelnet. As   Nelnet sells additional participation interests in SLABS to UBATCO, additional schedules   identifying participated SLABS shall be issued accordingly.      Section 1.03. Distribution of Payments Received. Upon transfer of a participation   interest with respect to particular portfolio SLABS, UBATCO shall be entitled to one hundred   percent (100%) of payments and income received with respect to the participated portion of the   SLABS contained in such participation certificate, less a fee (“Nelnet’s Fee”) deducted and paid   to Nelnet equal to the difference between (i) the total of interest or other income received with   respect to such SLABS contained in a participation certificate, less (ii) the amount equal to the   product of (A) the annualized rate of 70 basis points (0.70%) over the one month London   Inter-Bank Offered Rate (LIBOR), multiplied by (B) the average quarterly aggregate outstanding   the participated portion of principal balances of the SLABS contained in the participation   certificate. Nelnet shall pay for all administration costs, all servicing costs incurred by its   servicing agent (“Servicer”) and any other costs incidental to or associated with ownership,   administration, servicing, and collection of the SLABS; all such costs shall be deducted from and   paid from Nelnet’s Fee. Nelnet’s Fee shall be payable to Nelnet on a quarterly basis. Nelnet   agrees to account and deliver to UBATCO, all sums of principal, interest other income received   by Nelnet on account of the SLABS during the term of the participation certificates. Nelnet shall   forward such payments of UBATCO’s portion of income as are due to UBATCO in accordance   with the terms of this Agreement no less frequently than on a quarterly basis, or as otherwise   DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   3   SLABS Participation Agreement   mutually agreed upon by the parties hereto. Nelnet shall furnish or cause to be furnished to   UBATCO a statement showing the amount of the balances of each of the SLABS covered by a   participation certificate, and specific information on the individual SLABS as UBATCO may   reasonably require from time to time, if reasonably available to Nelnet. UBATCO shall have   access to inspect documents in connection with the SLABS covered by a participation certificate   on a day-to-day basis. In no event shall any payments required under this Agreement be   construed as fees to be paid in excess of any amounts as may be otherwise permitted under the   SLABS or applicable laws and regulations.      Section 1.04. Possession and Control of the SLABS. Nelnet shall cause all of the   SLABS to be administered, serviced and collected in accordance with the requirements of the   SLABS and applicable laws and regulations. Nelnet may engage one or more custodians to hold   possession of the documentation related to the SLABS. The costs and expenses associated with   the administration, servicing and collection of the SLABS shall be paid by Nelnet. Promissory   notes, bonds, CUSIP records and other documents evidencing or relating to the Eligible Loans   shall be retained by Nelnet or its custodian for the benefit of UBATCO. Nelnet shall segregate   the SLABS in a separate portfolio for administration purposes for the benefit of UBATCO. After   purchase of the participation interests pursuant to this Agreement, all actions and decisions   concerning the SLABS so participated shall be made by Nelnet, subject to Nelnet conferring   with UBATCO, and such decisions shall be binding upon UBATCO. Nelnet will maintain   customary books and records relating to the SLABS participated hereunder, which shall be made   available to UBATCO for inspection or copying.      Section 1.05. Characteristics of SLABS. Each of the SLABS shall be secured by   Eligible Loans pledged as collateral, and there is in force and effect for each of the Eligible   Loans, a guarantee (to the maximum extent permitted under the Act of the principal and interest   of each of the Eligible Loans) from a guarantee agency which has entered into a contract of   federal reinsurance with the Secretary of Education as to the Eligible Loans. In addition, the   Eligible Loans pledged as collateral to secure the SLABS shall have all of the characteristics   which Nelnet warrants and represents in Section 2.03 of this Agreement. Each of the SLABS   participated pursuant to this Agreement shall have been issued by an issuer other than Nelnet.      Section 1.06. Volume of Participations. Nelnet shall cause the principal amount of   SLABS participated hereunder not to exceed the aggregate amount as set forth in Section   1.01(A) hereof, and may reduce the principal amount of SLABS participated hereunder to the   aggregate amount of $0.       II. REPRESENTATIONS, WARRANTIES AND COVENANTS OF NELNET      Nelnet hereby represents and warrants to UBATCO as follows:      Section 2.01. Title to SLABS. Nelnet is the legal owner of the SLABS participated to   UBATCO pursuant to this Agreement, and neither the SLABS nor participation interests therein   are subject to any lien, pledge, participation, or encumbrance other than the participation interest   being sold pursuant to this Agreement. Nelnet may, in its discretion, approve and accomplish any   sale, assignment, transfer, encumbrance, or other disposition of the SLABS, following the sale of   the participation interest contemplated herein, in which event Nelnet shall give prior written   DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   4   SLABS Participation Agreement   notice of such disposition to UBATCO and shall pay to UBATCO the pro rata interest of   UBATCO in and to such SLABS subject to such disposition.      Section 2.02. Validity of SLABS. Each of the SLABS is, to the knowledge of Nelnet,   the valid and binding obligation of the issuer thereof, enforceable in accordance with its terms,   except to the extent that enforceability may be affected by any applicable bankruptcy,   insolvency, reorganization or other similar laws or enactments now or hereafter enacted by state   or federal government affecting the enforcement of creditors rights generally, regardless of   whether such enforceability is considered a proceeding in equity or at law.      Section 2.03. Characteristics of Eligible Loans Securing SLABS. Payment of interest or   principal on none of the SLABS as of the date of this Agreement shall be delinquent. To the   knowledge of Nelnet, each of the Eligible Loans pledged as collateral to secure payment of the   SLABS is guaranteed by a guarantee contract with a guarantee agency in accordance with the   Act. Title to the Eligible Loans pledged as collateral to secure payment of the SLABS shall be   held by an “Eligible Lender” under the Act during the terms of this Agreement. To the   knowledge of Nelnet, each of the Eligible Loans pledged as collateral to secure payment of the   SLABS complies with the representations and warranties as set forth in the offering disclosures   related to the SLABS.      Section 2.04. Authorization; Conflict. Execution, delivery and performance of this   Agreement by Nelnet (i) have been duly authorized or ratified effective as of the date of   execution by all necessary corporate action on the part of Nelnet; (ii) does not and will not   contravene the laws of the State of Nebraska, providing for the organization and governing of   Nelnet; (iii) does not and will not conflict with, or result in a violation of, any applicable laws or   regulations; (iv) does not and will not require any consent or approval of any creditor or   constitute a violation of or default under any agreement or instrument to which Nelnet is a party   whereby it or any of its property may be bound.       III. REPRESENTATIONS AND WARRANTIES OF UBATCO.      UBATCO hereby represents and warrants to Nelnet as follows:      Section 3.01. Authorization; Conflict. The execution, delivery and performance of this   Agreement by UBATCO (i) have been duly authorized by all necessary corporate action on the   part of UBATCO; (ii) does not and will not contravene the laws of the State of Nebraska   providing for the organization and governing of UBATCO; (iii) does not and will not conflict   with, or result in a violation, any applicable laws or regulations; (iv) does not and will not require   any consent or approval of any creditor or constitute a violation of or default under any   agreement or instrument to which UBATCO is a party whereby it or any of its property may be   bound.   DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   5   SLABS Participation Agreement   IV. TERM OF AGREEMENT      Section 4.01. The term of this Agreement shall be 364 days from the date of execution   of this Agreement. The term of this Agreement or any portions thereof, may be terminated earlier   by UBATCO or Nelnet upon five (5) business days prior notice to the other party. This   Agreement shall automatically renew for successive 364-day terms, without necessity of any   further documentation, unless either party hereto gives notice to the other party of intent to   terminate at the end of the then current term or renewal. Upon termination of the participation   certificate, Nelnet shall have the option, without the obligation, to purchase back from UBATCO   the participation interest in the SLABS comprising the terminated participation certificate for a   purchase price equal the product of the purchase price percentage (as determined from the   original purchase of the participation interest in Section 1.01(A) hereof), multiplied by the   aggregate of the full unpaid principal balances and accrued and unpaid interest thereon of the   participated portion of all the SLABS covered in the terminated participation certificate. In order   to exercise such option to purchase, Nelnet must give written notice to UBATCO at least three   days prior to termination of the participation certificate; if the option is exercised, such purchase   shall be closed upon the termination of the participation certificate. In the event Nelnet does not   exercise its option to purchase SLABS contained in any participation certificate, upon the   termination of the participation certificate, Nelnet shall immediately transfer or cause its   custodian to transfer to UBATCO or its designee legal title and any unparticipated beneficial   interest to the underlying SLABS comprising the participation certificate, or Nelnet’s   participation interest therein, and Nelnet shall immediately deliver or cause its custodian to   deliver to UBATCO an executed bill of sale, possession of the promissory notes, bonds and   SLABS files, all payments and income yielded from the underlying SLABS, and other   documentation reasonably required by UBATCO and acceptable in form to UBATCO which is   effective to transfer all of Nelnet’s right, title and interest in and to such underlying SLABS or   Nelnet’s participation interest therein, to UBATCO, free and clear of any lien or encumbrances   of any nature and without payment of further consideration; UBATCO shall pay to Nelnet any   outstanding principal and interest representing previously unparticipated portions of such   SLABS. If Nelnet exercises its option to purchase the participated SLABS as permitted above,   Nelnet may deal in the same as it deems proper. The parties agree that this Agreement has not   been undertaken for the purpose of recognizing gains or decreasing losses resulting from market   value changes in the SLABS. In the event Nelnet sells, transfers or otherwise disposes of any   of the SLABS participated hereunder or interests therein to any third party, UBATCO shall not   be entitled to receive or share in any gain recognized upon such sale or any portion thereof.       V. MISCELLANEOUS      Section 5.01. Assignment. The rights of UBATCO under this Agreement are assignable   or may be sub-participated, pledged, exchanged or otherwise disposed of in whole or in part,   without the prior written consent of Nelnet, but any such disposition shall be solely to   beneficiaries of the grantor trusts for which UBATCO serves as trustee on or after the date of   this Agreement. The rights and obligations of Nelnet under this Agreement may not be assigned   in whole or in part without the prior written consent of UBATCO. This Agreement shall be   binding upon the parties hereto, and their permitted successors and assigns.      DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   6   SLABS Participation Agreement   Section 5.02. Applicable Laws. This Agreement shall be governed by and construed in   accordance with the laws of the State of Nebraska.      Section 5.03. No Partnership. This Agreement shall not be construed to create a   partnership or joint venture between UBATCO and Nelnet. The transaction evidenced by this   Agreement is a participation transaction pursuant to which UBATCO and Nelnet are   participating in the SLABS.      Section 5.04. Amendment. This Agreement may be modified or otherwise amended   only if such modification or amendment is in writing and signed by both NELnet and UBATCO.      Section 5.05. Notices. All notices and other communications under this Agreement shall   be deemed to have been duly given if emailed or delivered or mailed by regular United States   mail, sufficient postage pre-paid, addressed as follows:       If to Nelnet:      National Education Loan Network, Inc.   ATTN: James D. Kruger   121 S. 13th Street   Suite #100   Lincoln, NE 68508   Email: jim.kruger@nelnet.net      and if to UBATCO:      Union Bank and Trust Company   ATTN: Mark Portz   6801 S. 27th Street   Lincoln, NE 68512   Email: mark.portz@ubt.com      or to any such address as either party may direct in writing delivered to the other party as set   forth herein.      Section 5.06. Continuing Representations. The warranties and representations of the   parties contained in Articles II and III herein shall survive execution of this Agreement and bind   the parties hereto as continuing covenants.                   [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]   DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   7   SLABS Participation Agreement      IN WITNESS WHEREOF, the parties have caused this SLABS Participation Agreement   to be executed by officers duly authorized as of the day first above written.      National Education Loan Network, Inc., a   Nebraska corporation         By: ________________________________   Title: ________________________________      UNION BANK AND TRUST COMPANY,   a Nebraska banking corporation and trust   company, in Its Capacity as Trustee         By: ________________________________   Title: ________________________________            DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080   1st VP   Executive Chairman

   8   SLABS Participation Agreement    EXHIBIT A      PARTICIPATION CERTIFICATE      Pursuant to that certain SLABS Participation Agreement (the “Agreement”) dated May   ___, 2020, by and between Union Bank and Trust Company in its capacity as trustee and   National Education Loan Network, Inc., and its affiliates and subsidiaries (collectively,   “Nelnet”), Nelnet hereby issues and delivers this Participation Certificate to evidence Union   Bank and Trust Company as Trustee’s participation interests in student loan asset backed   securities (“SLABS”), which are identified by the schedule marked as Schedule “A”, attached   hereto and incorporated herein by this reference, which loans or participation interests therein are   owned by or on behalf of Nelnet and designated a separate account, in accordance with the   Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement,   the terms of which are incorporated herein by this reference as if fully stated herein.      DATED the _____ day of __________, 2020.      National Education Loan Network, Inc., a   Nebraska corporation         By: ________________________________   Title: ________________________________         Accepted this ____ day of ___________, 2020.      UNION BANK AND TRUST COMPANY,   a Nebraska banking corporation and trust   company, in Its Capacity as Trustee         By: ________________________________   Title: ________________________________                  DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080

   9   SLABS Participation Agreement                SCHEDULE “A”       Schedule of Student Loan Asset Backed Securities   DocuSign Envelope ID: 6BACE3D7-C8B4-48BB-A941-13A02CCE2080